SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 16, 2002
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22891 (Commission File No.)	91-1654387 (IRS Employer Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8

Item 5. Other Events

     On March 1, 2002, Corixa filed an annual report on Form 10-K. In connection with the filing of the annual report, Corixa sought confidential treatment of portions of the following exhibits:

     10.14 Letter Agreement, dated as of August 16, 2001, between Corixa and SmithKline Beecham plc, regarding the Multi-Field Vaccine Discovery Collaboration and License Agreement between Corixa and SmithKline Beecham plc, dated September 1, 1998;

     10.42 Letter Agreement, dated as of April 20, 2000, between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998;

     10.43 Letter Agreement, dated as of February 12, 2001, between Corixa and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998;

     10.44 Letter Agreement, dated as of October 18, 1998, between Corixa and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998;

     10.64 Development and License Agreement, dated August 16, 1999, between Zenyaku Kogyo Co., Ltd. and Corixa;

     10.67 Letter Agreement, dated as of August 6, 2001, between Corixa and Zenyaku Kogyo Co., Ltd, regarding the Development and License Agreement between Corixa and Zenyaku Kogyo Co., Ltd, dated August 16, 1999;

     10.68 Letter Agreement, dated September 28, 2001, between Corixa and Japan Tobacco Inc., regarding the License and Collaborative Research Agreement between Corixa and Japan Tobacco Inc., dated June 15, 1999;

     10.72 Lease, dated May 19, 2000, between HMS Gateway Office L.P. and Coulter Pharmaceutical, Inc.

     This current report on Form 8-K is filed for the purpose of refiling the exhibits, with the redactions to the exhibits amended in accordance with the amended applications for confidential treatment filed separately by Corixa with the Commission and concurrently with this report.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

10.1*	Letter Agreement, dated as of August 16, 2001, between Corixa and SmithKline Beecham plc, regarding the Multi-Field Vaccine Discovery Collaboration and License Agreement between Corixa and SmithKline Beecham plc, dated September 1, 1998 (Originally filed as Exhibit 10.14 to Corixa’s 10-K on March 1, 2002).
10.2*	Letter Agreement, dated as of April 20, 2000, between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998 (Originally filed as Exhibit 10.42 to Corixa’s 10-K on March 1, 2002).
10.3*	Letter Agreement, dated as of February 12, 2001, between Corixa and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998 (Originally filed as Exhibit 10.43 to Corixa’s 10-K on March 1, 2002).
10.4*	Letter Agreement, dated as of October 18, 1998, between Corixa and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998 (Originally filed as Exhibit 10.44 to Corixa’s 10-K on March 1, 2002).
10.5*	Development and License Agreement, dated August 16, 1999, between Zenyaku Kogyo Co., Ltd. and Corixa (Originally filed as Exhibit 10.64 to Corixa’s 10-K on March 1, 2002).
10.6*	Letter Agreement, dated as of August 6, 2001, between Corixa and Zenyaku Kogyo Co., Ltd, regarding the Development and License Agreement between Corixa and Zenyaku Kogyo Co., Ltd, dated August 16, 1999 (Originally filed as Exhibit 10.67 to Corixa’s 10-K on March 1, 2002).
10.7*	Letter Agreement, dated September 28, 2001, between Corixa and Japan Tobacco Inc., regarding the License and Collaborative Research Agreement between Corixa and Japan Tobacco Inc., dated June 15, 1999 (Originally filed as Exhibit 10.68 to Corixa’s 10-K on March 1, 2002).
10.8*	Lease, dated May 19, 2000, between HMS Gateway Office L.P. and Coulter Pharmaceutical, Inc. (Originally filed as Exhibit 10.72 to Corixa’s 10-K on March 1, 2002).

*	Confidential treatment requested.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: May 16, 2002	By:	/s/ Michelle Burris

Name: Michelle Burris Its: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1*	Letter Agreement, dated as of August 16, 2001, between Corixa and SmithKline Beecham plc, regarding the Multi-Field Vaccine Discovery Collaboration and License Agreement between Corixa and SmithKline Beecham plc, dated September 1, 1998 (Originally filed as Exhibit 10.14 to Corixa’s 10-K on March 1, 2002).
10.2*	Letter Agreement, dated as of April 20, 2000, between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998 (Originally filed as Exhibit 10.42 to Corixa’s 10-K on March 1, 2002).
10.3*	Letter Agreement, dated as of February 12, 2001, between Corixa and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998 (Originally filed as Exhibit 10.43 to Corixa’s 10-K on March 1, 2002).
10.4*	Letter Agreement, dated as of October 18, 1998, between Corixa and SmithKline Beecham Corporation, regarding the Collaboration Agreement between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, dated October 23, 1998 (Originally filed as Exhibit 10.44 to Corixa’s 10-K on March 1, 2002).
10.5*	Development and License Agreement, dated August 16, 1999, between Zanyaku Kogyo Co., Ltd. and Corixa (Originally filed as Exhibit 10.64 to Corixa’s 10-K on March 1, 2002).
10.6*	Letter Agreement, dated as of August 6, 2001, between Corixa and Zenyaku Kogyo Co., Ltd, regarding the Development and License Agreement between Corixa and Zenyaku Kogyo Co., Ltd, dated August 16, 1999 (Originally filed as Exhibit 10.67 to Corixa’s 10-K on March 1, 2002).
10.7*	Letter Agreement, dated September 28, 2001, between Corixa and Japan Tobacco Inc., regarding the License and Collaborative Research Agreement between Corixa and Japan Tobacco Inc., dated June 15, 1999 (Originally filed as Exhibit 10.68 to Corixa’s 10-K on March 1, 2002).
10.8*	Lease, dated May 19, 2000, between HMS Gateway Office L.P. and Coulter Pharmaceutical, Inc. (Originally filed as Exhibit 10.72 to Corixa’s 10-K on March 1, 2002).

*	Confidential treatment requested.